                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   November 25, 1997


                             ECC International Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-8988                                          23-1714658
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


175 Strafford Avenue
Suite 116
Wayne, Pennsylvania                                      19087-3377
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (610) 687-2600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On November 25, 1997 (the "Effective Date"), ECC International Corp. (the "Registrant") and its wholly owned subsidiary, ECC Vending Corp. ("ECC Vending"), completed the sale of certain of the assets and properties of ECC Vending to Dixie-Narco, Inc. ("Dixie-Narco"), a subsidiary of Maytag Corporation ("Maytag"), pursuant to an Asset Purchase Agreement, dated as of November 25, 1997, by and among the Registrant, ECC Vending, Dixie-Narco and Maytag (the "Purchase Agreement").

         Pursuant to the Purchase Agreement, Dixie-Narco paid approximately $7.9 million to ECC Vending as consideration for certain of the fixed assets, inventories and trade receivables of ECC Vending, which consideration was determined in an "arm's length" negotiation between the parties. Prior to the Effective Date, neither the Registrant nor ECC Vending nor any of their affiliates, nor any director or officer of the Registrant or ECC Vending or any associate of any such director or officer had any material relationship with Dixie-Narco or Maytag.

         The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

         As a result of the anticipated sale of certain assets of the vending subsidiary, the vending operation was reflected as a discontinued operation in the Consolidated Statements of Operations at June 30, 1997. As such, the estimated after tax loss associated with the transaction was recorded at that time and was based upon management's best estimate of the amounts expected to be realized on the proposed sale of the vending operation, the costs directly associated with the disposal of the operation, as well as the operating losses expected to be incurred during the phase-out period. As a result of information obtained through the negotiation process, the estimated loss on the disposal of the vending operation recorded at June 30, 1997 will require an adjustment to increase the loss by an amount ranging from $250,000 to $450,000 after tax depending on the outcome of supplemental negotiations. The additional loss will be recorded during the second quarter of fiscal year 1998.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) PRO FORMA FINANCIAL INFORMATION.

             1.  Unaudited Consolidated Balance Sheet as of September 30, 1997.

             2. Unaudited Consolidated Statement of Operations for the Three Month Period Ended September 30, 1997.

             3. Unaudited Consolidated Statement of Operations for the Fiscal Year Ended June 30, 1997.

             4.  Notes to Unaudited Consolidated Pro Forma Financial
                 Statements.


         (c) EXHIBITS.

         See Exhibit Index attached hereto.





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
                    ECC INTERNATIONAL CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED SEPTEMBER 30, 1997


                                                              PRO FORMA
                                             HISTORICAL       ADJUSTMENTS PRO FORMA


Net Sales                                    $  12,156                    $  12,156

Cost of Sales                                    9,474                        9,474

Gross Profit                                     2,682                        2,682

Expenses:
 Selling, General & Administrative               2,912                        2,912
 Systems Development                               683                          683

     Total Expenses                              3,595                        3,595

Operating Loss                                    (913)                        (913)

Other Income (Expense):
 Interest Income                                    83                           83
 Interest Expense                                 (390)            129         (261)
 Other - Net                                       (67)                         (67)

     Total Other (Expense)                        (374)            129         (245)

Loss from Continuing Operations
 Before Income Taxes                            (1,287)            129       (1,158)

Benefit from Income Taxes                         (294)             47         (247)

Loss from Continuing Operations                   (993)             82         (911)

Weighted Average Common Shares Outstanding   8,119,883                    8,119,883

Loss Per Common Share
 from Continuing Operations                  $   (0.12)                  $    (0.11)

                    ECC INTERNATIONAL CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FISCAL YEAR ENDED JUNE 30, 1997

                                                                                    PRO FORMA
                                                              HISTORICAL            ADJUSTMENTS      PRO FORMA

Net Sales                                                     $  72,550                              $  72,550

Cost of Sales                                                    63,175                                 63,175

Gross Profit                                                      9,375                                  9,375

Expenses:
   Selling, General & Administrative                             11,759                                 11,759
   Systems Development                                            1,126                                  1,126

       Total Expenses                                            12,885                                 12,885

Operating Loss                                                   (3,510)                                (3,510)

Other Income (Expense):
   Interest Income                                                  432                                    432
   Interest Expense                                              (1,541)                  506           (1,035)
   Other - Net                                                      (37)                                   (37)

       Total Other (Expense)                                     (1,146)                  506             (640)

Loss from Continuing Operations
   Before Income Taxes                                           (4,656)                  506           (4,150)

Benefit from Income Taxes                                           (72)                  184              112

Loss from Continuing Operations                                  (4,584)                  322           (4,262)

Weighted Average Common Shares Outstanding                    7,997,296                              7,997,296

Loss Per Common Share
from Continuing Operations                                    $   (0.57)                             $   (0.53)


                    ECC INTERNATIONAL CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                                       PRO FORMA       PRO
                                                         HISTORICAL    ADJUSTMENTS     FORMA
Current Assets:
Cash                                                      $ 4,312       $    --        $ 4,312
Accounts Receivable, Net                                    9,953        (2,537)         7,416
Costs and Estimated Earnings in Excess
    of Billings on Uncompleted Contracts                   21,678            --         21,678

Inventories                                                 10,165       (2,432)         7,733

Prepaid Expenses and Other                                  5,612           130          5,742
                                                          -------       -------        -------

   Total Current Assets                                    51,720        (4,839)        46,881

Property, Plant and Equipment - Net                        25,769        (2,706)        23,063

Other Assets                                                2,260            --          2,260
                                                          -------       -------        -------

   Total Assets                                           $79,749       $(7,545)       $72,204
                                                          =======       =======        =======

Current Liabilities:
Accounts Payable                                            5,170            --          5,170
Advances on Long-Term Contracts                             4,719            --          4,719
Accrued Expenses                                            6,749          (295)         6,454
                                                          -------       -------        -------

   Total Current Liabilities                               16,638          (295)        16,343
                                                          -------       -------        -------

Deferred Income Taxes                                       1,559            --          1,559
                                                          -------       -------        -------

Long-Term Debt                                             16,498        (7,000)         9,498
                                                          -------       -------        -------

Stockholders' Equity:
Common Stock                                                  815            --            815
Preferred Stock                                                 --           --             --
Capital in Excess of Par                                    24,348           --         24,348
Retained Earnings                                           19,756         (250)        19,506
Cumulative Translation Adjustment                              135           --            135
                                                          --------      -------        -------

   Total Stockholders' Equity                               45,054         (250)        44,804
                                                          --------      -------        -------

   Total Liabilities & Stockholders' Equity               $ 79,749      $ 7,545        $72,204
                                                          ========      =======        =======

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

1. As described in Item 2, on November 25, 1997, ECC completed the sale of certain of the assets and properties of ECC Vending. As a result of the anticipated sale of certain assets of the vending subsidiary, the vending operation was reflected as a discontinued operation in the Consolidated Statements of Operations as of June 30, 1997. As such, the estimated after tax loss associated with the transaction was recorded at that time and was based upon management's best estimate of the amounts expected to be realized on the proposed sale of the vending operation, the costs directly associated with the disposal of the operation, as well as the operating losses expected to be incurred during the phase-out period. As a result of information obtained through the negotiation process, the estimated loss on the disposal of the vending operation recorded at June 30, 1997 will require an adjustment to increase the loss by an amount ranging from $250,000 to $450,000 after tax depending on the outcome of supplemental negotiations. The additional loss will be recorded during the second quarter of fiscal year 1998.

    The ECC historical consolidated balance sheet has been restated, as discussed in Note 2, on a pro forma basis to reflect this transaction. Additionally, pro forma adjustments have been made to the ECC historical consolidated statements of operations, as discussed in Note 3, to reflect the use of proceeds from this transaction. As discussed earlier, no additional pro forma adjustments are required in the historical consolidated statement of operations since this transaction had been previously reflected as a discontinued operation.

    These pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of ECC. Additionally, the pro forma consolidated financial statements are not necessarily indicative of the actual results that would have been achieved had the transaction occurred on those dates, nor are they necessarily indicative of future results.

2. All summary consolidated balance sheet pro forma adjustments assume the transaction giving rise to the adjustments was consummated on the balance sheet date. The pro forma balance sheet adjustments give effect for the disposition of substantially all the assets of ECC Vending and the reduction of debt with proceeds from the sale.

3. All summary consolidated statement of operations pro forma adjustments assume the transaction giving rise to the adjustments was consummated immediately prior to the first day of the fiscal year ended June 30, 1997; accordingly, the additional loss from the transaction as indicated in Note 1 is not reflected in the consolidated statements of operations for the periods presented.

    The pro forma consolidated statements of operations gives effect for the following unaudited pro forma adjustments:

    (a) Elimination of interest expense based on the assumed reduction in debt.

    (b) Calculation of the pro forma tax provision using the statutory rates for the periods presented in accordance with generally accepted accounting principles.

4. Earnings per share appearing on the pro forma consolidated statements of operations reflecting the sale of certain ECC Vending assets and use of the proceeds to pay down debt are based on the weighted average number of common shares outstanding for the three month period ended September 30, 1997 and the fiscal year ended June 30, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 1997                            ECC INTERNATIONAL CORP.
                                            ------------------------------------
                                                         (Registrant)



                                            By: /s/ Relland M. Winand
                                                --------------------------------
                                                Relland M. Winand
                                                Vice President, Finance





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                                  EXHIBIT INDEX


Exhibit
Number                             Description
-------                            -----------


   2 Asset Purchase Agreement, dated as of November 25, 1997, by and among Dixie-Narco, Inc., ECC International Corp. and ECC Vending Corp.

  99       Press Release